UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   FORM 8-K/A2

                                 CURRENT REPORT


           PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

       Date of Report (Date of earliest event reported) December 17, 1998


                                (October 6, 1998)

                         Commission File Number 0-11655

                                NTS-Properties IV
             (Exact name of registrant as specified in its charter)

         Kentucky                                61-1026356
(State or other jurisdiction of        (I.R.S. Employer Identification
incorporation or organization)         No.)

   10172 Linn Station Road
   Louisville, Kentucky                              40223
(Address of principal executive                   (Zip Code)
offices)

Registrant's telephone number,
including area code                              (502) 426-4800

                                 Not Applicable
               Former name, former address and former fiscal year,
                          if changed since last report




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Item 7.  Financial Statements and Exhibits

             a) Pro Forma Information

             Attached hereto is the pro forma  information  required pursuant to
             Article  11  of  the  Regulation  S-X  regarding  the   undersigned
             registrant.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                NTS-Properties IV
                                                  (Registrant)
                                                  ------------



                                         By: NTS-Properties Associates IV,
                                             General Partner
                                             By: NTS Capital Corporation
                                                    General Partner



                                         /s/ Richard L. Good
                                         -------------------
                                         Richard L. Good
                                         President



                                         /s/ Lynda J. Wilbourn
                                         ---------------------
                                         Lynda J. Wilbourn
                                         Principal Accounting Officer



Date:   December 17, 1998























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


                                NTS-PROPERTIES IV
                             PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                   (UNAUDITED)
                         As Reported September 30, 1998





                                                          Proforma
                                       Historical        Adjustments        Proforma
                                       ----------        -----------        --------
ASSETS
Cash and equivalent                  $    268,841    $    461,927  (4a)  $    730,768
Cash and equivalents - restricted         219,084         (17,552) (4b)       201,532
Investment securities                     357,382              --             357,382
Accounts receivable                       183,956          (3,800) (4c)       180,156
Land, buildings and amenities, net     12,623,280        (776,181) (4c)    11,847,099
Asset held for sale                       297,251              --             297,251
Other assets                              372,054         (26,662) (4c)       345,392
                                     ------------    ------------        ------------

                                     $ 14,321,848    $   (362,268)       $ 13,959,580
                                     ============    ============        ============

LIABILITIES AND PARTNERS' EQUITY

Mortgages and note payable           $ 10,201,039    $   (915,504) (4d)  $  9,285,535
Accounts payable - operations             105,745              --             105,745
Accounts payable - construction            82,819              --              82,819
Security deposits                          81,080          (4,674) (4c)        76,406
Other liabilities                         246,349         (18,816) (4c)       227,533
                                     ------------    ------------        ------------
                                       10,717,032        (938,994)          9,778,038
Commitments and Contingencies

Partners' equity                        3,604,816         576,726  (4e)     4,181,542
                                     ------------    ------------        ------------

                                     $ 14,321,848    $   (362,268)       $ 13,959,580
                                     ============    ============        ============

  See notes and assumptions to unaudited pro forma financial statements.



                                NTS-PROPERTIES IV
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)
                         As Reported September 30, 1998



                                                      Proforma
                                      Historical   Adjustments(4f)       Proforma
                                      ----------   ---------------       --------
REVENUES:
 Rental income                       $ 2,719,620    $  (136,320)       $ 2,583,300
 Interest and other income                35,206           (349)            34,857
                                     -----------    -----------        -----------
                                       2,754,826       (136,320)         2,618,157

EXPENSES:
   Operating expenses                    605,873        (13,273)           592,600
   Operating expenses -
    affiliated                           347,189         (9,732)           337,457
   Write-off of unamortized land
    improvements and amenities            11,333            (30)            11,303
   Amortization of capitalized
    leasing costs                         11,187             --             11,187
   Interest expense                      621,815        (57,105)(4g)       564,710
   Management fees                       157,823         (8,496)           149,327
   Real estate taxes                     161,237        (14,292)           146,945
   Professional and administrative
    expenses                              79,131             --             79,131
   Professional and administrative
    expenses - affiliated                119,816             --            119,816
   Depreciation and amortization         626,314        (49,232)           577,082
                                     -----------    -----------        -----------

                                       2,741,718       (152,160)         2,589,558
                                     -----------    -----------        -----------

Net income before extraordinary
 item                                $    13,108    $    15,491        $    28,599
                                     ===========    ===========        ===========

Net income allocated to the
 limited partners before
 extraordinary item                  $    12,977    $    15,336        $    28,313
                                     ===========    ===========        ===========
 Net income per limited
 partnership unit before
 extraordinary item                  $       .50    $       .58        $      1.08
                                     ===========    ===========        ===========
Weighted average number of
 limited partnership units                26,123                            26,123
                                     ===========                       ===========

See notes and assumptions to unaudited pro forma financial statements.

                                NTS-PROPERTIES IV

        NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998



1. On October 6, 1998, the Lakeshore/University II Joint Venture ("L/U II") Joint Venture and NTS-Properties V, affiliates of the General Partner of NTS- Properties IV ("the Partnership"), sold University Business Center Phases I and II office buildings to Silver City Properties, Ltd. ("the Purchaser"), an affiliate of Full Sail Recorders, Inc., for an aggregate purchase price of $17,950,000 ($8,975,000 for Phase I and $8,975,000 for
     Phase II). University Business Center Phase II was owned by the L/U II Joint Venture of which the Partnership owned an 18% interest as of September 30, 1998. Portions of the proceeds from this sale were immediately used to pay the remainder of the outstanding debt (including interest and prepayment penalties) on these properties. The Partnership will use the remainder of the proceeds from this sale for development costs associated with Lakeshore Business Center Phase III which is to be constructed on land owned by the L/U II Joint Venture.

2. The Partnership operates and reports on a calendar year basis. The unaudited pro forma financial statements present the financial position and results of operations of the Partnership as of and for the nine months ended September 30, 1998, giving effect for the transaction summarized in
     Note 1 above. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements as of and for the three years in the period ended December 31, 1997 included in the Partnership's annual report on Form 10-K for 1997.

3. The accompanying unaudited pro forma balance sheet as of September 30, 1998 has been prepared as if the sale of University Business Center Phase II had been effective September 30, 1998. The unaudited pro forma statement of operations for the nine months ended September 30, 1998 has been prepared as if the sale of University Business Center Phase II had been effective January 1, 1997. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma financial statements are for information purposes only and are not necessarily indicative of the financial condition or results of operations that would have occurred if the sale had been consummated as of January 1, 1997.

4.   Explanation of Pro Forma Adjustments:

     a) Represents the Partnership's share of the cash received from the sale of University Business Center Phase II less closing costs and the repayment of the mortgage payable which was secured by the business center net of the funds released by the mortgage company as discussed below in note 4b.

     b) Represents the Partnership's share of the return of funds held by the mortgage company for property taxes upon the repayment of the mortgage discussed above. See note 4a.

     c)   Represents  adjustments  to eliminate the  Partnership's  share of the assets and liabilities of University Business Center Phase II as follows. The adjustment to accounts receivable represents the elimination of accrued income which is attributable to the recognition of scheduled and specified rent increases over the lease term on a straight-line basis for financial reporting purposes. The adjustment to land, buildings and amenities represents the elimination of the Partnership's share of land, buildings and amenities associated with University Business Center Phase II. The adjustment to other assets represents the write-off of unamortized loan costs which are amortized on a straight-line basis over the term of the loan and the write-off of unamortized leasing commissions which are amortized on a straight-line basis over the applicable lease term. The write-off of loan costs was the result of the early extinguishment of debt. The adjustment to security deposits represents the elimination of the security deposit liability which was assumed by the Purchaser. The adjustment to other liabilities represents the elimination of accrued property taxes. The property taxes for the current year are to be paid by the Purchaser in accordance with the contract.

     d) Represents the Partnership's share of the repayment of the mortgage payable which was secured by University Business Center Phase II.

     e) Represents the Partnership's share of the gain on the sale of University Business Center Phase II partially offset by expenses incurred as a result of the early extinguishment of debt (see discussion above).

     f) Represents adjustment to eliminate the Partnership's share of the revenues and expenses of University Business Center Phase II.

     g) Represents adjustment to eliminate the interest expense associated with the mortgage payable secured by University Business Center Phase II.




                                NTS-PROPERTIES IV
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                          As Reported December 31, 1997




                                                    Proforma
                                   Historical    Adjustments(4a)       Proforma
                                   ----------    ---------------       --------
REVENUES:
 Rental income                     $ 3,616,883    $  (148,254)       $ 3,468,629
 Interest and other income              91,714           (283)            91,431
                                   -----------    -----------        -----------

                                     3,708,597       (148,537)         3,560,060

EXPENSES:
 Operating expenses                    813,091        (29,517)           783,574
 Operating expenses -
  affiliated                           398,950        (14,902)           384,048
 Amortization of capitalized
  leasing costs                         20,951             --             20,951
 Interest expense                      855,488        (79,997)(4b)       775,491
 Management fees                       208,837        (11,638)           197,199
 Real estate taxes                     224,345        (19,142)           205,203
 Professional and administrative
  expenses                             102,345             --            102,345
 Professional and administrative
  expenses - affiliated                150,715             --            150,715
   Depreciation and amortization       905,921       (100,819)           805,102
                                   -----------    -----------        -----------

                                     3,680,643       (256,015)         3,424,628
                                   -----------    -----------        -----------

Net income before extraordinary
 item                              $    27,954    $   107,478        $   135,432
                                   ===========    ===========        ===========

Net income allocated to the
 limited partners before
 extraordinary item                $    27,674    $   106,403        $   134,077
                                   ===========    ===========        ===========
Net income per limited
 partnership unit before
 extraordinary item                $      1.03    $      3.98        $      5.01
                                   ===========    ===========        ===========
Weighted average number of
 limited partnership units              26,708                            26,708
                                   ===========                       ===========



                                NTS-PROPERTIES IV

        NOTES AND ASSUMPTIONS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                      FOR THE YEAR ENDED DECEMBER 31, 1997



1. On October 6, 1998, the Lakeshore/University II Joint Venture ("L/U II") Joint Venture and NTS Properties V, affiliates of the General Partner of the Partnership, sold University Business Center Phases I and II office buildings to Silver City Properties, Ltd. ("the Purchaser"), an affiliate of Full Sail Recorders, Inc., for an aggregate purchase price of $17,950,000 ($8,975,000 for Phase I and $8,975,000 for Phase II). University Business Center Phase II was owned by the L/U II Joint Venture of which the Partnership owned an 18% interest as of September 30, 1998. Portions of the proceeds from this sale were immediately used to pay the remainder of the outstanding debt (including interest and prepayment penalties) on these properties. The Partnership will use the remainder of the proceeds from this sale for development costs associated with Lakeshore Business Center Phase III which is to be constructed on land owned by the L/U II Joint Venture.

2. The Partnership operates and reports on a calendar year basis. The unaudited pro forma statement of operations presents the financial position and results of operations of the Partnership for the year ended December 31, 1997 giving effect for the transaction summarized in
         Note 1 above. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements as of and for the three years in the period ended December 31, 1997 included in the Partnership's annual report on Form 10-K for 1997.

3. The statement of operations for the year ended December 31, 1997 has been prepared as if the sale of University Business Center Phase II had been effective January 1, 1997. In the opinion of management, all adjustments necessary to present fairly such pro forma financial statements have been made. The pro forma financial statements are for information purposes only and are not necessarily indicative of results of operations that would have occurred if the acquisition had been consummated as of January 1, 1997.

4.       Explanation of Pro Forma Adjustments:

         a) Represents adjustment to eliminate the Partnership's share of the revenues and expenses of University Business Center Phase II.

         b)       Represents   adjustment  to  eliminate  the  interest  expense
                  associated with the mortgage payable secured by University Business Center Phase II.